SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) January 7, 2009

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. employer Identification Number

1-08788	NV ENERGY, INC. Nevada 6226 West Sahara Avenue Las Vegas, Nevada 895146 (702) 402-5000	88-0198358

2-28348	NEVADA POWER COMPANY d/b/a NV Energy Nevada 6226 West Sahara Avenue Las Vegas, Nevada 895146 (702) 402-5000	88-0420104
None

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events
Item 9.01 — Financial Statements and Exhibits
Signatures
EX-1.1 Purchase Agreement, dated 1-7-2009
EX-4.1 Form of Officer's Certificate
EX-25.1 Statement of Eligibility of Trustee on Form T-1

Item 8.01 — Other Events
Incorporation of Certain Documents by Reference
     On January 7, 2009, Nevada Power Company d/b/a NV Energy (“Nevada Power”), a wholly-owned subsidiary of NV Energy, Inc., entered into a purchase agreement with UBS Securities LLC as representative of the several underwriters party thereto, related to the issuance of $125 million of Nevada Power’s 7.375% General and Refunding Mortgage Notes, Series U, due 2014 (the “Series U Notes”). The purchase agreement is filed herewith as Exhibit 1.1, the form of the Officer’s Certificate which sets forth the terms of the Series U Notes is filed herewith as Exhibit 4.1 and a Statement of Eligibility of the Trustee on Form T-1 is filed herewith as Exhibit 25.1.
     The Series U Notes are expected to be issued on or about January 12, 2009, subject to certain conditions stated in the purchase agreement. The Series U Notes will be issued under a shelf registration statement originally filed with the SEC on September 14, 2007 (No. 333-146100-02). Nevada Power has filed a prospectus supplement with the SEC in connection with the issuance of the Series U Notes.
     The net proceeds from the issuance of the Series U Notes will be approximately $124.0 million, after deducting the underwriting discount and estimated expenses. All of net proceeds from the sale of the Series U Notes will be used to repay amounts outstanding under Nevada Power’s Revolving Credit Facility with Wachovia Bank, N.A., dated November 4, 2005, as amended.
     This Current Report on Form 8-K is being filed by Nevada Power for the purpose of filing exhibits to the registration statement for the issuance of the Series U Notes. All such exhibits are hereby incorporated by reference into the registration statement and related prospectus supplements by reference.
* * *
     This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, and there shall not be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The sale of securities by Nevada Power is being made only by means of a prospectus and related prospectus supplements.
Item 9.01 — Financial Statements and Exhibits
(d) Exhibits — The following exhibits are filed with this form 8-K:

Ex. 1.1	Purchase Agreement, dated January 7, 2009 between UBS Securities LLC, as representative of the several underwriters and Nevada Power Company

Ex. 4.1	Form of Officer’s Certificate establishing the terms of Nevada Power Company’s 7.375% General and Refunding Mortgage Notes, Series U, due 2014

Ex. 25.1	Statement of Eligibility of Trustee on Form T-1 of the Bank of New York Mellon for Nevada Power Company

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc. (Registrant)
Date: January 8, 2009	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Nevada Power Company d/b/a NV Energy (Registrant)
Date: January 8, 2009	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer